Exhibit 10.9

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO FEDEX IF PUBLICLY DISCLOSED.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-3157-LA-2000601

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38118

Attention:	Mr. Guy See

Managing Director – Aircraft Acquisitions & Sales

Subject:	[*]

Reference:	(a) Purchase Agreement 3157 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) dated November 7, 2006 relating to Model 777-FREIGHTER aircraft (777 Purchase Agreement)

(b)     Letter Agreement 6-1162-RRO-1062; Option Aircraft, between Boeing and Customer dated January 9, 2009, as amended most recently by Supplemental Agreement No. 30 (Option Aircraft Letter Agreement)

This letter agreement (Letter Agreement) amends and supplements the 777 Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the referenced 777 Purchase Agreement.

1.	Background.

1.1	[*].

1.2	[*].

2.	Agreement.

[*].

3.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

FED-PA-3157-LA-2000601 [*]	Page 1
BOEING PROPRIETARY

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

Very truly yours,

THE BOEING COMPANY

By    /s/ McKenzie Kuckhahn

Its    Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 7, 2020

FEDERAL EXPRESS CORPORATION

By    /s/ Kevin A. Burkhart

Its Vice President

FED-PA-3157-LA-2000601 [*]	Page 2
BOEING PROPRIETARY

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.